Fees Summary	Nov. 10, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	37,888.51
Total Transaction Valuation	274,355,647.05
Total Offset Amount	0.00
Net Fee	$ 37,888.51